Exhibit 10.1

$1,250,000,000

AMENDMENT No. 1

dated as of April 21, 2006

to the 5-Year Credit Agreement

dated as of March 28, 2005

among

Textron Inc.,

The Banks Listed Herein,

JPMorgan Chase Bank, N.A.,
as Administrative Agent

and

Citibank, N.A.,
as Syndication Agent

____________________

J.P. Morgan Securities Inc.

and

Citigroup Global Markets Inc.,
Lead Arrangers and Joint Bookrunners

Bank of America, N.A.,
Deutsche Bank Securities Inc.
and
UBS Loan Finance LLC,
Documentation Agents

Barclays Bank PLC,
Co-Documentation Agent

AMENDMENT NO. 1 TO 5-YEAR CREDIT AGREEMENT

            AMENDMENT dated as of April 21, 2006 to the 5-Year Credit Agreement dated as of March 28, 2005 (the "Credit Agreement") among TEXTRON INC., the BANKS party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and CITIBANK, N.A., as Syndication Agent.

W I T N E S S E T H :

            WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

            NOW, THEREFORE, the parties hereto agree as follows:

            Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

            Section 2. Amendments.

            (a) The reference to "BANKS" in the header of the Credit Agreement is changed to "banks and other financial institutions".

            (b) The definition of "Termination Date" in Section 1.01 of the Credit Agreement is amended by changing the date specified therein from "March 28, 2010" to "April 21, 2011".

            (c) The definition of "Agent" in Section 1.01 of the Credit Agreement is amended to read as follows:

        "Agent" means any of the Administrative Agent, the Syndication Agent, the Documentation Agents and the Co-Documentation Agent.

            (d) The definition of "Commitment" in Section 1.01 of the Credit Agreement is amended to read as follows:

        "Commitment" means (i) with respect to each Bank listed on the Commitment Schedule, the amount set forth opposite such Bank's name on the Commitment Schedule, and (ii) with respect to any substitute Bank or Assignee which becomes a Bank pursuant to Section 10.01 or 10.15, the amount of the transferor Bank's Commitment assigned to it pursuant to Section 10.01 or 10.15, as such amount may be changed from time to time pursuant to Section 2.10, 10.01 or 10.15; provided that, if the context so requires, the term "Commitment" means the obligation of a Bank to extend credit up to such amount to the Borrowers hereunder.

            (e) Section 1.01 of the Credit Agreement is amended by adding the following new definitions in their appropriate alphabetical positions:

        "Co-Documentation Agent" means Barclays Bank PLC, in its capacity as co-documentation agent in respect of this Agreement.

        "Commitment Schedule" means the Commitment Schedule attached hereto.

        "Documentation Agent" means each of Bank of America, N.A., Deutsche Bank Securities Inc. and UBS Loan Finance LLC, in its capacity as documentation agent in respect of this Agreement.

            (f) Section 2.01(d) of the Credit Agreement is amended: (i) by adding the following proviso at the end of the first sentence of paragraph (i) thereof: "; provided that the Termination Date may only be so extended for two additional one-year periods", (ii) by changing the phrase "not less than 45 days and not more than 55 days prior to the Termination Date then in effect" in the second sentence of paragraph (i) thereof to read "not less than 45 days nor more than 90 days prior to each anniversary of the date hereof that occurs on or prior to the Termination Date then in effect" and (iii) by adding the following sentence to paragraph (ii) thereof:

On the date of termination of any Bank's Commitment as contemplated by this paragraph, the respective participations of the other Banks in all outstanding Letters of Credit shall be redetermined on the basis of their respective Commitments after giving effect to such termination, and the participation therein of the Bank whose Commitment is terminated shall terminate; provided that the Borrowers shall, if and to the extent necessary to permit such redetermination of participations in Letters of Credit within the limits of the Commitments which are not terminated, prepay on such date a portion of the outstanding Loans, and such redetermination and termination of participations in outstanding Letters of Credit shall be conditioned upon their having done so.

            (g) Sections 4.03 and 4.04 of the Credit Agreement are amended by changing each reference to the date "January 1, 2005" to "December 31, 2005".

            (h) Section 8.07 of the Credit Agreement is amended to read in its entirety as follows:

        Section 8.07. Other Agents. Nothing in this Agreement shall impose upon any Agent other than the Administrative Agent any duty or liability whatsoever in its capacity as an Agent.

            Section 3. Changes in Commitments. With effect from and including the Amendment Effective Date, (i) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank in the Commitment Schedule attached hereto and (ii) the Commitment Schedule attached hereto shall become the Commitment Schedule attached to the Credit Agreement. On the Amendment Effective Date, any Bank party to the Credit Agreement which is not listed in the Commitment Schedule attached hereto (each, an "Exiting Bank") shall cease to be a Bank party to the Credit Agreement, and all accrued fees and other amounts payable under the Credit Agreement for the account of each Exiting Bank shall be due and payable on such date; provided that the provisions of Sections 2.10 to 2.14 and 10.03 of the Credit Agreement shall continue to inure to the benefit of each Exiting Bank after the Amendment Effective Date.

            Section 4. Changes in Pricing Schedule. The Pricing Schedule attached to the Credit Agreement (the "Existing Pricing Schedule") is deleted and replaced by the Pricing Schedule attached to this Amendment (the "New Pricing Schedule"). The New Pricing Schedule shall apply to interest and fees accruing under the Credit Agreement on and after the date hereof. The Existing Pricing Schedule shall continue to apply to interest and fees accruing under the Credit Agreement prior to the date hereof.

            Section 5. Representations of Borrower. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Event of Default will have occurred and be continuing on such date.

            Section 6. Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

            Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

            Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            Section 9. Effectiveness. This Amendment shall become effective as of the date hereof (the "Amendment Effective Date"), subject to satisfaction of the following conditions:

            (a) the Administrative Agent shall have received from each of the parties listed in the signature pages hereof a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

        (b) the Administrative Agent shall have received an opinion of the General Counsel or Assistant General Counsel of the Company dated as of the Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TEXTRON INC.
By:	/S/ MARY F. LOVEJOY
	Name:	Mary F. Lovejoy
	Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/S/ RANDOLPH CATES
	Name:	Randolph Cates
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.
By:	/S/ RANDOLPH CATES
	Name:	Randolph Cates
	Title:	Vice President

Citibank, N.A.
By:	/S/ DIANE L. POCKAJ
	Name:	Diane L. Pockaj
	Title:	Managing Director

BANK OF AMERICA, N.A.
By:	/S/ SANJAY H. GURNANI
	Name:	Sanjay H. Gurnani
	Title:	Senior Vice President

Barclays Bank PLC
By:	/S/ NICHOLAS BELL
	Name:	Nicholas Bell
	Title:	Director

Deutsche Bank AG New York Branch
By:	/S/ YVONNE TILDEN
	Name:	Yvonne Tilden
	Title:	Vice President

By:	/S/ DAVID G. DICKINSON, JR.
	Name:	David G. Dickinson, Jr.
	Title:	Director

UBS Loan Finance LLC
By:	/S/ BARBARA EZELL-MCMICHAEL
	Name:	Barbare Ezell-McMichael
	Title:	Associate Director Banking Products Services, US

By:	/S/ TOBA LUMBANTOBING
	Name:	Toba Lumbantobing
	Title:	Associate Director Banking Products Services, US

Bank of Tokyo-Mitsubishi UFJ Trust Company
By:	/S/ CHRISTOPHER J. DELAURO
	Name:	Christopher J. DeLauro
	Title:	Assistant Vice President

BNP Paribas
By:	/S/ RICHARD PACE
	Name:	Richard Pace
	Title:	Managing Director

By:	/S/ ANGELA B. ARNOLD
	Name:	Angela B. Arnold
	Title:	Director

Credit Suisse First Boston, acting through its Cayman Islands Branch
By:	/S/ JAY CHALL
	Name:	Jay Chall
	Title:	Director

By:	/S/ JAMES NEIRA
	Name:	James Neira
	Title:	Associate

HSBC Bank USA, National Association
By:	/S/ C J WARNER
	Name:	C J Warner
	Title:	Head of Transport Services and Infrastructure

Merrill Lynch Bank USA
By:	/S/ Louis Alder
	Name:	Louis Alder
	Title:	Director

Morgan Stanley Bank
By:	/S/ DANIEL TWENGE
	Name:	Daniel Twenge
	Title:	Vice President

Wachovia Bank, National Association
By:	/S/ NATHAN R. RANTALA
	Name:	Nathan R. Rantala
	Title:	Vice President

William Street Commitment Corporation (Recourse only to assets of William Street Commitment Corporation)
By:	/S/ MARK WALTON
	Name:	Mark Walton
	Title:	Assistant Vice President

BANK OF MONTREAL
By:	/S/ JOSEPH W. LINDER
	Name:	Joseph W. Linder
	Title:	Vice President

The Bank of Nova Scotia
By:	/S/ PETER J. VAN SCHAICK
	Name:	Peter J. Van Schaick
	Title:	Managing Director

Societe Generale
By:	/S/ AMBRISH D. THANAWALA
	Name:	Ambrish D. Thanawala
	Title:	Managing Director

The Bank of New York
By:	/S/ PATRICK VATEL
	Name:	Patrick Vatel
	Title:	Managing Director

Mellon Bank, N.A.
By:	/S/ LAURIE G. DUNN
	Name:	Laurie G. Dunn
	Title:	First Vice President

COMMITMENT SCHEDULE

Bank	Commitment
JPMorgan Chase Bank, N.A.	$120,000,000
Citibank, N.A.	$120,000,000
Bank of America, N.A.	$90,000,000
Barclays Bank PLC	$90,000,000
Deutsche Bank AG New York Branch	$90,000,000
UBS Loan Finance LLC	$90,000,000
Bank of Tokyo-Mitsubishi UFJ Trust Company	$60,000,000
BNP Paribas	$60,000,000
Credit Suisse First Boston, acting through its Cayman Islands Branch	$60,000,000
HSBC Bank USA, National Association	$60,000,000
Merrill Lynch Bank USA	$60,000,000
Morgan Stanley Bank	$60,000,000
Wachovia Bank, National Association	$60,000,000
William Street Commitment Corporation	$60,000,000
Bank of Montreal	$45,000,000
The Bank of Nova Scotia	$45,000,000
Societe Generale	$40,000,000
The Bank of New York	$20,000,000
Mellon Bank, N.A.	$20,000,000
Total	$1,250,000,000

PRICING SCHEDULE

            Each of "Facility Fee Rate", "Euro-Dollar Margin" and "Letter of Credit Fee Rate" means, for any date, the rate set forth below in the row opposite such term and in the row corresponding to the the "Utilization" at such date and under the column corresponding to the "Pricing Level" at such date:

	Level I	Level II	Level III	Level IV	Level V	Level VI
Facility Fee Rate	0.05%	0.06%	0.07%	0.08%	0.09%	0.125%
Euro-Dollar Margin Utilization ≤ 50% Utilization ≥ 50%	0.125% 0.175%	0.14% 0.19%	0.18% 0.23%	0.37% 0.42%	0.535% 0.585%	0.625% 0.675%
Letter of Credit Fee Rate	0.175%	0.19%	0.23%	0.42%	0.585%	0.675%

        For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Schedule:

    "Level I Pricing" applies at any date if, at such date, the Company's long-term debt is rated A+ or higher by S&P, A1 or higher by Moody's and A+ or higher by Fitch.

    "Level II Pricing" applies at any date if, at such date, the Company's long-term debt is rated A by S&P, A2 by Moody's and A by Fitch.

    "Level III Pricing" applies at any date if, at such date, the Company's long-term debt is rated A- by S&P, A3 by Moody's and A- by Fitch.

    "Level IV Pricing" applies at any date, if at such date, the Company's long-term debt is rated BBB+ by S&P, Baa1 by Moody's and BBB+ by Fitch.

    "Level V Pricing" applies at any date if, at such date, the Company's long-term debt is rated BBB by S&P, Baa2 by Moody's and BBB by Fitch.

    "Level VI Pricing" applies at any date if, at such date, no other Pricing Level applies.

    "Fitch" means Fitch Ratings Ltd.

    "Moody's" means Moody's Investors Service, Inc.

    "Pricing Level" refers to the determination of which of Level I, Level II, Level III, Level IV, Level V or Level VI applies at any date.

    "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

    "Utilization" means, at any date, the percentage equivalent of a fraction (i) the numerator of which is the sum of (A) the aggregate outstanding principal amount of the loans under the Facility at such date (after giving effect to any borrowing or payment on such date) plus (B) the aggregate amount then owing in respect of amounts paid by the Issuing Bank upon a drawing under a letter of credit issued under the Facility at such date plus (C) the aggregate amount then available for drawing under all outstanding letters of credit under the Facility at such date and (ii) the denominator of which is the aggregate amount of the commitments under the Facility at such date (after giving effect to any reduction on such date). If for any reason any Loans or Letter of Credit Liabilities remain outstanding after termination of the commitments under the Facility, Utilization shall be deemed to be 100%.

    The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party enhancement, and any rating assigned to any other debt security of the Company shall be disregarded. The rating in effect at any date is that in effect at the close of business of such date.

    If the Company is split-rated, then for purposes of determining the applicable Pricing Level, (a) if the S&P and Moody's ratings are the same, all three ratings will be deemed to be at that level, (b) if the S&P and Moody's ratings are not the same, and the ratings differential is one level, all three ratings will be deemed to be at the higher level of S&P and Moody's and (c) if the S&P and Moody's ratings are not the same and the ratings differential is two levels or more, all three ratings will be deemed to be at a level one notch lower than the higher of S&P and Moody's.